EXHIBIT 99.2
September 6, 2007
1st Annual Analyst Day

Barry Hytinen
Vice President, Investor Relations
and Financial Planning & Analysis

This presentation may contain “forward-looking statements” which include information concerning the Company’s plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information.  When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,”
“intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including without limitation, the Company’s expectations regarding prospects for growth and future financial performance, the Company’s expectations regarding demand for its products, increasing slots per store, growing brand awareness, strong cash flow generation, unit share opportunities, new consumer segments, new retail accounts, the Company’s ability to address product shortages, the Company’s stock repurchase program, the Company’s ability to achieve its long-term goals and objectives, and expectations related to the costs and availability of raw materials, are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.
There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this presentation.  Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include general economic and industry conditions and consumer confidence; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the US retail furniture channel, including the timing of opening or expanding within large retail accounts; the Company’s ability to address issues in certain underperforming international markets; the Company’s ability to continuously improve its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; changes in foreign tax rates, and rising commodity costs; the
Company’s ability to protect and maintain its intellectual property; the Company’s ability to respond to regulatory requirements; the
Company’s ability to retain members of its senior management team; the effects of increased interest rates; the effects of labor relations on business operations and costs; the effects of increased product return rates or a reduction in warranty reserves; the market price for the Company’s common stock prevailing from time to time; and the nature of other investment opportunities presented to the Company from time to time. Additional information concerning these and other risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission, including without limitation the Company's annual report on Form 10-K under the headings "Special Note Regarding Forward-Looking Statements" and "Risk Factors".  Any
forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.
Forward Looking Statements

Tom Bryant
President & Chief Executive Officer

Name	Position	Prior Experience	Prior Experience: Consumer Products	Prior Experience: Inter'l
Tom Bryant	President & CEO	CEO, Stairmaster Sports & Medical Products President, Dunlop Maxfli Johnson & Johnson	✓	✓
Rick Anderson	EVP and President, North America	VP, Gillette Gillette/P&G	✓	✓
David Montgomery	EVP and President, International	President, Rubbermaid Europe VP, Black & Decker Europe, Middle East, Africa	✓	✓
Matt Clift	EVP, Global Operations	VP/GM Lexmark International Lexmark/IBM	✓	✓
Dale Williams	EVP & CFO	CFO, Honeywell Control Products CFO, Saga Systems CFO, GE Information Services	✓	✓
Holly MacTaggart	VP, Global Human Resources	Director, Humana Sr. Organizational Strategist, Dell	✓	✓

TEMPUR-PEDIC

➢Executive team has ~160 years managing large international businesses

Seasoned Management Team

Overview
◆

Worldwide leader in Premium Sleep, the fastest growing
  segment of the ~$13 billion wholesale mattress market
◆

Global sales under the “TEMPUR®” and “Tempur-Pedic®”
  trademarks in >70 countries
◆

Leading producer of premium mattresses and pillows
◆

Products provide greater overall comfort and better quality
  sleep

Source: Independent survey commissioned by Tempur-Pedic
Tempur-Pedic Swedish Sleep System
◆
Pressure & Pain Management
–
94% of owners experience a reduction in painful pressure points
◆

Open Cell Technology
◆
Body Conforming & Support
–
92% of owners sleep better and wake more refreshed
◆

Safe and Healthy
◆

Maintenance Free

Healthcare
2%
Third Party
2%
Direct
11%
Retail
85%

Other
17%
Pillow
9%
Mattress
74%

1.

Data represents first half 2007 results.
Domestic Sales
◆

Domestic represents 66% of total sales
    with long-term growth prospects
◆

Products sold through four channels with
    focus on established retail accounts and
    new opportunities for growth
◆

US-based R&D center focused on
    product development and targeting new
    consumer segments
◆

Brand building via advertising campaign
    to drive market share gains

Third Party
12%
Healthcare
9%
Direct
3%
Retail
76%

Other
19%
Pillow
21%
Mattress
60%

TEMPUR-PEDIC

1.

Data represents first half 2007 results.
International Sales
◆

International represents ~34% of
   total sales with long-term growth
   prospects
◆

Products sold through four channels
◆

Products designed for unique,
   regional preferences at
   European-based R&D center
◆

Building brand with large advertising
   commitment

Sleep In The News

NEWS.com.au

Reader's Digest

CNN.com

TODAY

USA TODAY

CBS NEWS

TODAY

TEMPUR-PEDIC

Don’t lose sleep buying the perfect mattress

-By Janice
Lieberman
“Companies try to help workers sleep more”
Sleep, Snoring and the Blues

-By SANJAY GUPTA
Sleep Deprivation: New Concerns; Four More Studies Show It
Harms Health
Who Needs Sleep?
“Sleep for longer if you want to stay healthy”
Not getting enough sleep can make you fat

-By Madelyn Fernstrom, Ph.D., CNS
Sleep In The News

Advil PM
NOVO-LORAZEM
Lorazepam Tablets
Comprimés de lorazépam
Norme Novopharm Standard
1 mg
novopharm
The Xanax
Drug information
SERENITOL
Sonata
(ZALEPLON)
VICKS
Melatrol
NATURAL SLEEP AID
Nutranetics
LiquidSleep
DIETARY SUPPLEMENT
Keppra
(levetiracetam)
Life on your terms.
Mellodyn™
Sweet Dreams...
AMBIEN CR™
ZOLPIDEM TARTRATE EXTENDED RELEASE CIV
6.25-MG & 12.5-MG EXTENDED RELEASE TABLETS
Restoril CIV
temazepam capsules, USP
ProSom™
LUNAREST
Flurazepam
Pronunciation: flure AH zeh pam
QUAZEPAM
Halcion®
triazolam tablets, USP
Wyeth
Ativán
lorazepam
PAXAM 2
TYLENOL PM
Lunesta
(eszopiclone)
Rozerem
ramelteon

TEMPUR-PEDIC

➢U.S. Sleep aid industry estimated at >$3B/yr and growing!

Tempur-Pedic is neither associated nor affiliated with any of the entities displayed above.
Note: U.S. Sleep Aid Industry annual market size estimate based on management estimates and publicly available industry estimates for prescription and over-the-counter sleep aids.
Sleep In The News

1. Source:  International Sleep Products Association
Better Mattress … Better Sleep!
◆

“Sleep in the News” is fueling consumer interest and involvement in sleep related products and categories
◆

Impact on all consumers, but especially the 77 million
   Baby-Boomers
◆

47% of Americans surveyed said they now believe a mattress is the best investment they can make to improve their health and wellness1

Consumer Passion

95%
65%
18%
17%
42%
100%
80%
60%
40%
20%
0%
Recommend Tempur-Pedic
1-5 times
6-10 times
11+ times
Purchase resulted from recommendation

TEMPUR-PEDIC

Source: Independent survey commissioned by Tempur-Pedic
◆

~95% Tempur-Pedic® consumers recommend the product
◆

~65% of consumers recommended Tempur-Pedic up to 5 times
◆

42% of consumers report someone purchased a Tempur-Pedic mattress as a result of their recommendation
Consumer Passion

Business Update
◆

Continue to be pleased with recent business trends
◆

US retail consumer demand running ahead of prior expectations
    - throughout the quarter and across mattress line
◆

Some suppliers have not been able to keep up with increased
   demand leading to sporadic product shortages
◆

Have taken actions to mitigate shortages
◆

Tempur-Pedic manufacturing facilities continue to operate very smoothly
◆

Anticipate shortages will be largely eliminated over the next several weeks

Rick Anderson
Executive Vice President &
President, North America

Domestic Snapshot
◆

The Market Opportunity for Tempur-Pedic is significant
–

Our Share Position within both mattress and pillow categories is expanding
–

Brand Awareness is at an all-time high (and still growing)
–

Consumer Satisfaction and referrals are world class
–

Sales Performance continues to be strong
◆

Our Consumer-Centric Growth Model guides our activities
–

Incorporates trends in demographics, personal well-being and the retail environment
–

Drives new products, brand communication, distribution and medical activities
–

Will ensure continued market share growth in our core categories

Source: Industry data and company estimates
Mattresses - Dollars
Mattresses - Units
TPX
TPX
◆

2006 U.S. Market Share
The Market Opportunity is Huge

90%
80%
70%
60%
50%
40%
30%
20%
2002
2003
2004
2005
2006
2007
Awareness %

TEMPUR-PEDIC

Total Brand Awareness for mattresses based on study commissioned by Tempur-Pedic and completed in the first quarter of each year
26%
44%
60%
73%
78%
86%
Increasing Brand Awareness

Source: Independent survey commissioned by Tempur-Pedic - April 2007
Attribute Rating
0

40
60
80
100
Overall Satisfaction (Extremely/Very)
(Excellent/Very Good) Quality
(Meets/Exceeds) Expectations
Would Buy Again
% TPX Owners Stating
95%
95%
94%
94%
93%
93%
88%
88%
Overall Consumer Satisfaction is World Class

$700
$650
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$113
$165
$282
$431
$536
$622
$346
2001
2002
2003
2004
2005
2006
1H '07

◆

Brand awareness/satisfaction/
   recommendations
◆

Established customer growth
◆

Existing product line distribution
   expansion
◆

Selectively adding new retail customers
◆

Value added new product launches
1.

For a discussion of the Company’s performance for the second quarter of 2007, please refer to the Company’s earnings release included in the
                    Company’s 8-K dated July 19, 2007.
($ in millions)
Domestic Historical Net Sales

Growing Household Penetration
A Consumer-Centric Growth Model

[redacted]

Category Trends

[redacted]

[redacted]

Retail Landscape

[redacted]

Demographic/Psychographic
Sleep and Well-Being
Product
Communications
Distribution
Medical
TPNA Consumer-Centric Growth Model

Demographic/Psychographic
Sleep and Well-Being
Product
Communications
Distribution
Medical
TPNA Consumer-Centric Growth Model

77 Million Baby Boomers
Higher education levels
More discretionary income
More Involved
Better Informed
More Active
More Demanding
than previous generations
These consumers demand quality, place an enormous value
on their personal well-being and believe that investment in their home is not only rewarding, it is essential
to living a fulfilling lifestyle
Demographic/Psychographic
Sleep and Well-Being
TPNA Consumer-Centric Growth Model

Sleep and Well-Being
Sleep as a health issue being reinforced by:
Medical Studies
Industry Studies
Consumer Surveys
Pharmaceutical Products and Messages
Bedding Retailers
Mattress Companies
Demographic/Psychographic
Sleep and Well-Being
TPNA Consumer-Centric Growth Model

Nutrition
Exercise
Sleep
39%
19%
42%
(1,511 U.S. Adults)
Does the Most to Restore Sense of Well-Being
Q.6:  Which one of the following do you believe does the most to restore your sense of well-being? (please select one answer)
Source: 2007 TPX Consumer Wellness Study
2007 Consumer Wellness Study

Category Trends

[redacted]

[redacted]

[redacted]

[redacted]

Retail Landscape

TEMPUR-PEDIC

Demographic/Psychographic
Sleep and Well-Being
Product
Communications
Distribution
Medical
TPNA Consumer-Centric Growth Model

Product Development Strategy
◆

We strive to develop innovative products using TEMPUR®
  material that improve the lives of consumers
◆

New pillow and mattress products must:
–

Fill an unmet consumer need
–

Over-deliver performance and quality
–

Delight the consumer
–

Be differentiated versus “siblings”
–

Offer improved margins to retailers and to TPX
◆

Recent examples
–

GrandBed, RhapsodyBed, BellaSonnaBed
–

Symphony, Grand and Rhapsody pillows

Category Trends

[redacted]

[redacted]

[redacted]

[redacted]

Retail Landscape

Demographic/Psychographic
Sleep and Well-Being
Product
Communications
Distribution
Medical
TPNA Consumer-Centric Growth Model

Consumer Communication Strategy
◆

At Tempur-Pedic, we don’t just bring you a bed, we believe
  your bed should do more:
–

Your bed should relieve your pain, not add to it
–

Your bed should make stress go away
–

Your bed should always give you comfort
◆

Delivered through a significant, integrated, multi-faceted
  campaign that surrounds the “bulls-eye” consumer with our
  single-minded message
Welcome to Tempur-Pedic. Welcome to Bed.

Welcome To Bed TV Ads
◆

Show Welcome To Bed Short Form
–

Stress
–

Pain
–

Comfort

Your bed should
always give you
TEMPUR-PEDIC
welcome to bed™
888-359-8436

Your bed should
relieve your pain,
TEMPUR-PEDIC
welcome to bed™
Call for your Night-time Renewal Kit
with FREE In-Home Tryout Certificate
888-242-1998
Or visit us at www.tempurpedic.com

Your bed should make
stress
TEMPUR-PEDIC
welcome to bed™
Call for your Night-time Renewal Kit
with FREE In-Home Tryout Certificate
888-359-8469
Or visit us at www.tempurpedic.com

TEMPUR-PEDIC

Welcome To Bed Print Ads

TEMPUR PEDIC
Your bed should always give you comfort
welcome to bed.

TEMPUR PEDIC
Your bed should make stress go away
welcome to bed.

TEMPUR PEDIC
Pillows
Swedish Sleep Systems
Comfort Products
Your bed should relieve your pain, not add to it
welcome to bed.

TEMPUR-PEDIC

tempurpedic.com

◆

Classic DR Advertising:
–

Testimonials
–

Endorsements
–

Calls to action
Direct Response TV

Category Trends

[redacted]

[redacted]

[redacted]

[redacted]

Retail Landscape

TEMPUR-PEDIC

Demographic/Psychographic
Sleep and Well-Being
Product
Communications
Distribution
Medical
TPNA Consumer-Centric Growth Model

10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
5,600
6,810
7,553
7,850
9,800+
2004
2005
2006
2Q '07
Long-term

TEMPUR-PEDIC

w

Significant
   growth in slots
   per store
w

Specialty
w

Department Stores
- Significant opportunities for
selective door growth
w

Furniture & Bedding stores:
  - Target 7,000 - 8,000 doors
  - +22% door growth at midpoint of
  target
1,500
800
200
7,500
6,150
6,053
5,310
4,100
1,500
1,500
1,500
1,500
US Distribution - Number of Total Doors

Source: Industry and company estimates
Department Store Strategy
◆

According to Home Accent Today’s exclusive Consumer Buying Trends Survey, department store shoppers tend to be:
–

Loyal to the department store
–

Slightly older
–

Wealthier
◆

Baby Boomers (ages 44 - 60) comprise 49% of department store buyers - well ahead of their percentage of the overall population
◆

43% of department store buyers have household incomes above $75,000
◆

Perfect match with Tempur-Pedic’s Best Prospect Consumers

Category Trends

[redacted]

[redacted]

[redacted]

[redacted]

Retail Landscape

Demographic/Psychographic
Sleep and Well-Being
Product
Communications
Distribution
Medical
TPNA Consumer-Centric Growth Model

Tempur-Pedic’s Core Equity
◆

At the heart of Tempur-Pedic brand equity is our Medical heritage
◆

Repositioning ourselves as a leading well-being brand requires our medical attributes to be nurtured
◆

Therefore, continuing to build our medical business is a strategic priority

Selected Medical Relationships
◆

GE imaging pads
◆

OSI surgical table pads
◆

Patterson dental chairs/surfaces
◆

ROHO wheelchair cushions
◆

Siemens operating room surfaces

Hill-Rom Relationship
◆

Links Tempur-Pedic with the #1
   medical support surface provider
◆

Highlights comfort as a clinical
   issue
◆

Reinforces Tempur-Pedic’s unique
   and compelling brand equities
◆

Critical foundation for positioning
   Tempur-Pedic as a leading
   well-being brand

Welcome to Tempur-Pedic.  Welcome to Bed.
Domestic Snapshot
◆

The Market Opportunity for Tempur-Pedic is significant
–

Our Share Position within both mattress and pillow categories is expanding
–

Brand Awareness is at an all-time high (and still growing)
–

Consumer Satisfaction and referrals are world class
–

Sales Performance continues to be strong
◆

Our Consumer-Centric Growth Model guides our activities
–

Incorporates trends in demographics, personal well-being and the retail environment
–

Drives new products, brand communication, distribution and medical activities
–

Will ensure continued market share growth in our core categories

David Montgomery
Executive Vice President &
President, International Operations

Market Overview
◆

International wholesale mattress market size estimated to be >$6 billion
◆

Started in Sweden in 1991 - medical focus
◆

Emphasis shifts to retail in late 1990s
◆

Since 2003 consistent brand image
◆

24.5% 5 year net sales CAGR
◆

Now present in over 70 markets/countries worldwide from Iceland to New Zealand

•

17 subsidiaries / 58 third party distributors
•

Effective Sept. 2007,  converted Australia from Third Party to Subsidiary
•

Global management structure
International Subsidiary
International Third Party
Domestic Subsidiary
Domestic Third Party
Global Presence

Operating Model
◆

~500 personnel throughout international operations
◆

Furniture & bedding, department stores, medical, third party distribution
◆

Manages local sales, marketing, distribution and finance
◆

Brand marketing and product development centrally managed
◆

Operational and financial efficiencies locally and centrally managed
◆

Product sourced from Denmark production facility

Third Party Distribution
◆

Seeding strategy for entry to less developed markets
◆

Pillow often the introduction TEMPUR brand
◆

Capitalizes on global presence
◆

Strict control over use of brand and trademarks
◆

Opportunity to convert to subsidiary

Market Opportunities
◆

Retail is the growth driver
◆

Organic growth in existing subsidiary and third party markets
◆

Increase brand awareness globally (new global brand style)
◆

New product introductions/selective price increases
◆

Low and growing market share across the globe
◆

Leverage global agreements to maximize Medical Business
◆

Emerging markets (China, Latin America, MEA)

Market Dynamics
◆

Dominant local competitors with nearly no global reach
◆

No two markets are the same
◆

Retailers locally focused
◆

Premium category size varies - TPX driving growth

東急ホテルズ 7:00
夢の中まで夢ごこち。
全ホテルにテンピュール枕を
ご用意しています。
TOKYU HOTELS

TEMPUR-PEDIC

Japan Hotel Partner Program
◆

Tokyu hotels advertise TEMPUR pillows
◆

Higher rate for TEMPUR rooms
◆

Hospitality program in Japan includes > 2,500 sleep surfaces and >33,000 pillows

UK
Sweden
Germany
China
Dubai
In Store - Consistent Brand Image

Market hungry for new products…. significant opportunity
New Products

$400
$350
$300
$250
$200
$150
$100
$50
$0
$108
$133
$197
$254
$300
$323
$178
2001
2002
2003
2004
2005
2006
1H '07

TEMPUR-PEDIC

◆

Increasing brand awareness and
  market share
◆

Significant established account
  growth
◆

Selectively adding new doors and
  distributors
◆

New products
◆

Emerging markets
1.

For a discussion of the Company’s performance for the second quarter of 2007, please refer to the Company’s earnings release included in the
                    Company’s 8-K dated July 19, 2007.
($ in millions)
International Historical Net Sales

7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
3,300
4,100
4,450
4,670
6,000+
2004
2005
2006
2Q '07
Long-term

w

Third Party Conversion to
  Subsidiary
w

Target: 5,500 - 6,500 Doors
w

+28% Door Growth at
  Midpoint of Target
w

Significant growth in slots
  per store
International Doors

International Operations
◆

Only truly global bedding brand
◆

Management structure in place to leverage opportunities
◆

Product development to suit local needs
◆

Growth opportunities across the globe

Matt Clift
Executive Vice President, Global
Operations

w

Lead the industry in product
- Quality and customer satisfaction
- Technology development
- Product innovation
w

Competitiveness in Operating Excellence
-

 Delivery performance
-

 Cost
-

 Cash management
- Data availability and analysis
Mission - Global Operations

w

Consumer-driven design, features, functionality
2006
2007
SymphonyPillow
Scandinavian Bed Supreme
RhapsodyPillow
SymphonyBed
BellaSonnaBed
Refreshed ClassicBed
RhapsodyBed
GrandBed
Research and Development

w

State-of-the-art R&D testing facilities in the US & Europe
Research and Development

Denmark (500K sq ft)
Duffield, VA (500K sq ft)
Albuquerque, NM (800K sq ft)
1.

Albuquerque facility is in the process of ISO certification
Manufacturing Facilities
◆

Global, vertically integrated manufacturer
◆

State of the art, highly automated,
  ISO-certified plants
◆

> $200 million invested
◆

Goal: Improve output capacity every year
  without significant new capital investment

Labor
w

Productivity
Supply Chain Costs
w

Transportation
w

Warehousing
Overhead
w

Leverage of existing infrastructure
w

Capital expenditures on decline
Other Materials/Packaging
w

Global sourcing
w

Engineering
Raw Materials
w

Yield Improvements
w

Scale efficiency
w

Global sourcing
Cost Management

w

Lead the industry in product
- Quality and customer satisfaction
- Technology development
- Product innovation
w

Competitiveness in Operating Excellence
-

 Delivery performance
-

 Cost
-

 Cash management
- Data availability and analysis
Mission - Global Operations

Dale Williams
Executive Vice President &
Chief Financial Officer

$700
$650
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$117
$156
$268
$433
$566
$652
$365
2001
2002
2003
2004
2005
2006
1H '07

TEMPUR-PEDIC

1.

For a discussion of the Company’s performance, please refer to the Company’s 10Q filing for 2Q07 and the Company’s prior 10K filings.
($ in millions)                                                                                           ($ in millions)
Worldwide Mattress Net Sales
◆

41% 5 year CAGR
◆

Growing brand awareness
◆

Excellent profit for retailers
◆

Targeted new stores
◆

New products
◆

Increasing slots per store
◆

High volume per slot

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$222
$298
$479
$685
$837
$945
$523
2001
2002
2003
2004
2005
2006
1H '07

TEMPUR-PEDIC

($ in millions)                                                                                             ($ in millions)
1.

For a discussion of the Company’s performance, please refer to the Company’s 10Q filing for 2Q07 and the Company’s prior
                    10K filings.
Worldwide Net Sales
◆

34% 5 year CAGR
◆

Revenue growth led by mattresses
◆

Strong growth both Domestically and
   Internationally
◆

17% growth YTD
◆

Historical growth all organic
◆

Expect continued double-digit revenue
   growth for the foreseeable future

Domestic Wholesale %
Gross Margin %
90%
85%
80%
75%
70%
65%
60%
55%
50%
45%
64%
71%
73%
82%
84%
88%
89%
51%
50%
53%
53%
51%
49%
48%
2001
2002
2003
2004
2005
2006
1H07

TEMPUR-PEDIC

1.

For a discussion of the Company’s performance, please refer to the Company’s 10Q filing for 2Q07 and the Company’s prior
                  10K filings.
Gross Margin
◆

Channel mix shift has driven gross
   margin pressure
◆

Albuquerque start-up primary margin
   pressure in 2007
◆

2007 is expected to be the trough
   year for gross margin
◆

Long-term, expect gross margin to be
   50%+

$250
$200
$150
$100
$50
$0
$30
$41
$97
$151
$191
$209
$109
2001
2002
2003
2004
2005
2006
1H '07

TEMPUR-PEDIC

($ in millions)
1.

For a discussion of the Company’s performance, please refer to the Company’s 10Q filing for 2Q07 and the Company’s prior
                    10K filings.
Operating Income & Margins
◆

Operating leverage offsetting most of
   the prior Gross Margin erosion
◆

Operating Margin will improve with
   Gross Margin stabilization and growth
◆

Long-term goal to be 25%+
   Operating Margin

$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$35
$11
$33
$38
$85
$37
$5
2001
2002
2003
2004
2005
2006
1H '07

($ in millions)
1.

For a discussion of the Company’s performance, please refer to the Company’s 10Q filing for 2Q07 and the Company’s prior
        10K filings.
Capital Expenditures
Capital Expenditures & Cash Flow
◆

Recently completed major capital
   investments
◆

Free cash flow opportunities
◆

Cash cycle opportunities
◆

Modest inventory and receivables
   growth to support sales growth

$250
$200
$150
$100
$50
$0
$76M
$144M
$208M
$25
2005
2006
2007
Share Repurchase
Dividend

◆

$300M of authorizations in ’07 with
   $208M spent through 8/03/07
◆

Purchased 24% of outstanding
   shares since initial share
   repurchase authorization in 2005
◆

Average share price $16.88
◆

Earlier in the quarter, established a
   10b5-1 plan to continue repurchase
   activity
1.

2007 Dividend calculated as first two payments plus anticipated payments for the remainder of the year based on the weighted average share count at the end of 2Q 2007.
($ in millions)
6.8M Shares
11.3M Shares
7.2M Shares
Returning Value to Shareholders

Long Term Goals
◆

Double-digit annual revenue growth
–

$2B+ by 2012
◆

Gross Margins expand to 50%+
◆

Operating Margins expand to 25%+
◆

Continue to return value to shareholders
–

2005 to 2007: $520M of share repurchase
  authorizations + ~$25M of dividends

Question & Answer Session